EXHIBIT 10.2

AMENDMENT TO MANAGEMENT AGREEMENT

This Amendment, dated as of October 23, 2017 (the “Amendment”), by and among DB Master Finance LLC, a Delaware limited liability company (the “Master Issuer”), DD IP Holder LLC, a Delaware limited liability company (the “DD IP Holder”), BR IP Holder LLC, a Delaware limited liability company (the “BR IP Holder”), DB Franchising Holding Company LLC, a Delaware limited liability company (the “DD/BR Franchise Holdco”), Dunkin’ Donuts Franchising LLC, a Delaware limited liability company (the “DD Franchisor”), Baskin-Robbins Franchising LLC, a Delaware limited liability company (the “BR Franchisor”), DB Real Estate Assets I LLC, a Delaware limited liability company (the “DB Real Estate Holder I”), DB Real Estate Assets II LLC, a Delaware limited liability company (the “DB Real Estate Holder II”), BR UK Franchising LLC, a Delaware limited liability company (the “U.K. Franchisor”), DB Mexican Franchising LLC, a Delaware limited liability company (the “Mexican Franchisor”), DB Master Finance Parent LLC, a Delaware limited liability company (the “Master Issuer Parent” and collectively with the Master Issuer, the DD IP Holder, the BR IP Holder, the DD/BR Franchising Holdco, the DD Franchisor, the BR Franchisor, the DB Real Estate Holder I, the DB Real Estate Holder II, the U.K. Franchisor and the Mexican Franchisor, the “Securitization Entities”), Dunkin’ Brands, Inc., a Delaware corporation (together with its successors and assigns, the “Manager”), and Citibank, N.A., not in its individual capacity but solely as trustee (the “Trustee”), amends the Management Agreement, dated as of January 26, 2015 (the “Management Agreement”), by and among the Securitization Entities, the Manager, DB AdFund Administrator LLC, a Delaware limited liability company, Dunkin Brands (UK) Limited, an English private limited company, and the Trustee. Capitalized terms used but not defined herein shall have the respective meaning ascribed to such term in the Management Agreement or in Annex A to the Base Indenture (as defined in the Management Agreement), as applicable.

RECITALS

WHEREAS, pursuant to Section 9.2(a) of the Management Agreement, the Management Agreement may be amended upon the written consent of the Trustee (acting at the direction of the Control Party) the Securitization Entities, and the Manager; provided that any amendment that would materially adversely affect the interests of the Noteholders shall require the consent of the Control Party; and provided, further that no consent of the Trustee or the Control Party shall be required in connection with (among other things) any amendment to correct any manifest error or to cure any ambiguity, defect or provision that may be inconsistent with the terms of the Indenture or any other Related Document, or to correct or supplement any provision herein that may be inconsistent with the terms of the Indenture or any offering memorandum;
WHEREAS, the Securitization Entities and the Manager wish to amend the Management Agreement (i) to conform certain provisions thereof to the offering memoranda for the Series 2015-1 Notes and/or the Series 2017-1 Notes of the Master Issuer and (ii) to make certain other changes as further set forth herein; and
WHEREAS, the Control Party has directed the Trustee to consent to the amendments described in the immediately preceding paragraph, to the extent that the consent of the Trustee to such amendments is required pursuant to the Management Agreement;
NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:
ARTICLE I
AMENDMENTS
Section 1.1    Effective Date Amendments. Effective as of the date hereof, the Management Agreement is hereby amended as follows:

a.
to amend and restate the phrase in the definition of “IP Services” set forth in Section 1.1 thereof beginning with the words “The Manager is also responsible under this Agreement” and ending with the words “the following activities”, as set forth below:

“The Manager is also responsible under this Agreement f~~or the management of,~~ the Indenture, the other Related Documents and the Managed Documents, as agent for the Securitization Entities, including to the extent such activities are required pursuant to the Managing Standard, for the following activities:”

b.	to amend and restate Section 2.10 thereof in its entirety, as set forth below:
“SECTION 2.10 Advertising Funds. The Manager will administer the Ad Fund Program (the “Ad Fund Services”) for the Securitization Entities. The Manager will cause the Ad Fund Administrator and from time to time may cause one or more other Sub-Managers ~~or the U.K. Sub-Manager, as the case may be,~~ to maintain one or more accounts designated as the “Advertising Fund Accounts” in the name of the Ad Fund Administrator or the ~~U.K.~~ other applicable Sub-Manager, as the case may be, for Advertising Fees payable by Franchisees to fund the advertising activities with respect to the Brands. Any Advertising Fees deposited into a Concentration Account will be transferred by the Manager from a Concentration Account to the appropriate Advertising Fund Account. The Manager shall not make or permit or cause any other Person to make or permit any borrowings to be made or Liens to be levied against the Advertising Fund Accounts or the funds therein. The Manager or the applicable Sub-Manager ~~Ad Fund Administrator~~ shall apply the amounts on deposit in the Advertising Fund Accounts solely to cover (a) the costs and expenses (including costs and expenses incurred prior to the Closing Date) associated with the administration of such account, (b) costs and expenses related to the marketing and advertising programs with respect to the applicable Brand, (c) payments to SVC for the payment of unreimbursed SVC Administration Expenses and (d) reimbursements to the Manager for Ad Fund Manager Advances. All Investment Income earned on amounts on deposit in the Advertising Fund Accounts shall be for the benefit of the Franchise Holders. The Manager, acting on behalf of the Securitization Entities, may in accordance with the Managing Standard and the terms of the Franchise Agreements and this Agreement, as applicable, increase or reduce the Advertising Fees required to be paid by the Franchisees (including Company-owned PODs), pursuant to the terms of the Franchise Agreements and this Agreement and in accordance with the Managing Standard. The Manager may appoint any Sub-Manager to maintain and administer an Advertising Fund Account.”

c.	to amend and restate Section 3.4 thereof in its entirety, as set forth below:
“SECTION 3.4 Available Information. The Manager, on behalf of the Master Issuer, shall make available to Noteholders, Note Owners or prospective purchasers, on a confidential basis, the information provided to the Control Party pursuant to Section 4.1 of the Base Indenture. Notwithstanding the foregoing, the Manager shall not make available any information referred to in this SECTION 3.4 to Persons who are Competitors or who are not QIB~~/QP~~s.”

d.	to amend and restate the first sentence of Section 9.1 thereof, as follows:
“The respective duties and obligations of the Manager and the Securitization Entities created by this Agreement shall terminate upon the ~~latest~~ earlier to occur of (x) the final payment or other liquidation of the last outstanding Managed Asset included in the Collateral and (y) the satisfaction and discharge of the Indenture pursuant to Article Twelve of the Base Indenture.”
Section 1.2    Springing Amendments. Effective as of the date that all of the Series 2015-1 Notes have been paid in full, the Management Agreement is hereby amended as follows:

a.	to amend and restate the definition of “Weekly Management Fee” set forth in Section 1.1 thereof in its entirety, as follows:
““Weekly Management Fee” means (X) prior to the Operative Date, with respect to each Weekly Allocation Date, the amount determined by dividing (i) an amount equal to the sum of (A) a $55,000,000 base fee, plus (B) $13,000 for every $1,000,000 in U.S. System Sales by (ii) 52; provided that the Weekly Management Fee may be adjusted on each Weekly Allocation Date to reflect any change to U.S. System Sales as set forth in the Weekly Manager’s Certificate, it being agreed that the Manager will update the U.S. System Sales figures as often as reasonably practicable but at least once in each Monthly Fiscal Period); provided, further, that each of the amounts set forth in clauses (i)(A) and (i)(B) will be subject to successive 2% annual increases on the first day of the Quarterly Collection Period that commences immediately following each anniversary of the Closing Date and that the incremental portion of such fees will be payable only to the extent that the sum of amounts set forth in clauses (i)(A) and (i)(B) as so increased will not exceed 35% of the aggregate Retained Collections over the preceding four Quarterly Collection Periods or (Y) following the Operative Date, the “Weekly Management Fee” shall be the formula designated by the Master Issuer in writing to the Trustee, so long as (a) the Master Issuer certifies in writing to the Trustee that (i) the formula was determined in consultation with the Back-up Manager, (ii) the Master Issuer believes that the new formula is necessary to obtain a rating for a future issuance of a new Series of Notes under the Base Indenture and (iii) the Master Issuer will disclose the formula in each Quarterly Noteholders’ Statement and (b) the Trustee has received written confirmation from the Master Issuer that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula; provided, that if no such designation is made by the Master Issuer to the Trustee following the Operative Date then the “Weekly Management Fee” shall be the amount calculated as set forth in clause (X).”

b.	to add the following new defined term to Section 1.1 thereof, in alphabetical order:
‘“Operative Date” means the date on which all of the Series 2015-1 Notes have been redeemed in full.”
ARTICLE II
GENERAL
Section 2.1    Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto. Except as expressly set forth or contemplated herein, the terms and conditions of the Management Agreement shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Management Agreement made in accordance with the terms of the Management Agreement, as amended by this Amendment.
Section 2.2    Headings. The headings used in this Amendment are used for administrative convenience only and do not constitute substantive matters to be considered in construing the terms of this Amendment.
Section 2.3    Counterparts. This Amendment may be executed in any number of counterparts (including counterparts by facsimile or electronic mail), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 2.4    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 2.5    Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Securitization Entities and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DUNKIN’ BRANDS, INC., as Manager
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DB MASTER FINANCE PARENT LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DB MASTER FINANCE LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DD IP HOLDER LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
BR IP HOLDER LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer

DB FRANCHISING HOLDING COMPANY LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DUNKIN’ DONUTS FRANCHISING LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
BASKIN-ROBBINS FRANCHISING LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DB REAL ESTATE ASSETS I LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DB REAL ESTATE ASSETS II LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
BR UK FRANCHISING LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer
DB MEXICAN FRANCHISING LLC
By: /s/ Katherine D. Jaspon
Name: Katherine D. Jaspon
Title: Chief Financial Officer

CITIBANK, N.A. as Trustee
By: /s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Vice President

CONSENT OF CONTROL PARTY AND SERVICER:
Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery by the Securitization Entities, the Manager and the Trustee of the foregoing Amendment.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

By: /s/ Steven W. Smith
Name: Steven W. Smith
Title: Executive Vice President

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